RYDEX VARIABLE TRUST

All-Cap Opportunity Fund

Supplement dated May 5, 2010 to the

Prospectus Dated May 1, 2010 and all supplements thereto

This Supplement provides new and additional information about the All-Cap Opportunity Fund (the “Fund”) beyond that contained in the Prospectus dated May 1, 2010 (the “Prospectus”) and should be read in conjunction with the Prospectus.

1.              Effective on May 28, 2010, or on such other date as determined appropriate by the officers of Rydex Variable Trust (the “Trust”), the name of the Fund will be changed from the “All-Cap Opportunity Fund” to the “U.S. Long Short Momentum Fund.”

2.              Effective on May 28, 2010, or on such other date as determined appropriate by the officers of the Trust, and in conjunction with the Fund’s name change, the principal investment strategy of the Fund will be changed as follows (for purposes of this supplement, new language appears in bold):

The U.S. Long Short Momentum Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty different industries based on several measures of momentum including price momentum. The Fund then buys long the common stock of companies in the top ranked industries and may sell short the common stock of companies in the lowest ranked industries. The Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. The Fund also may enter into short sales of broader-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

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The Fund’s investment objective has not been changed.  The Fund’s principal risks will remain largely the same except that the Fund will no longer be subject to Foreign Issuer Exposure Risk and will be subject to Leveraging Risk, which is described in more detail below.

LEVERAGING RISK — The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments.  Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.  Leverage will also have the effect of magnifying tracking error.

In addition, the Fund will continue to be managed by the same portfolio management team that currently manages the assets of the Fund on a day-to-day basis.

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3.              Fund Fees and Expenses

As discussed in Section 1 (above), as part of the Funds revised principal investment strategy, the Fund will engage in short sales to a greater extent than it does currently.  The Fund’s increased use of short sales will produce short interest and/or short dividend expenses.  As a result, the Fund’s overall fees and expenses are expected to increase.

A revised fee table, showing a comparison of the Fund’s fees and expenses for the Fund, before and after the implementation of the new principal investment strategy, is below:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the “fund fees and expenses” table and “example” information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract.  If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

	Old Fund Fees and Expenses	New Fund Fees and Expenses
SHAREHOLDER FEES (fees paid directly from your investment) (1)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution and Shareholder Service (12b-1) Fees	None	None
Other Expenses	0.81%	0.95%
Short Dividend Expenses	None	0.11%
Short Interest Expense	None	0.03%
Remaining Other Expenses	0.81%	0.81
Total Annual Fund Operating Expenses	1.71%	1.85%

(1)          The fees and expenses shown are based on the Fund’s current fees and expenses, adjusted to reflect estimated short dividend expense, short interest expense and remaining other expenses, which are expected to increase if the New Principal Investment Strategy is implemented.

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Old Fund Fees and Expenses	$174	$539	$928	$2,019
New Fund Fees and Expenses	$188	$582	$1,001	$2,169

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VT-SUP2-0510x0610